Exhibit 10.11.1

FIRST AMENDMENT TO THE CHEESECAKE FACTORY INCORPORATED

EXECUTIVE SAVINGS PLAN

As Amended and Restated November 7, 2016

This First Amendment to The Cheesecake Factory Incorporated Executive Savings Plan, as amended and restated November 7, 2016 (the “First Amendment”), is effective October 15, 2017.

A.  RECITALS

1. The Cheesecake Factory Incorporated, a Delaware corporation (“Company”) maintains an unfunded deferred compensation plan, entitled “The Cheesecake Factory Executive Savings Plan, as Amended and Restated November 7, 2016” (the “Plan”).

2. The Company now desires to amend the Plan in accordance with this First Amendment.

3.   Unless otherwise defined in this First Amendment, all capitalized terms herein shall have the meaning given such term in the Plan.

B.  AMENDMENT

I.     Section 1.2(j) of Exhibit B is hereby deleted and is replaced by the following new   Section 1.2(j):

“(j) Company shall mean (1) The Cheesecake Factory Incorporated and (2) any corporation or other entity (a) of which more than 50% of the outstanding voting stock or voting power is beneficially owned directly or indirectly by The Cheesecake Factory Incorporated, including Affiliates, and (b) is identified as a “Participating Employer” of the Plan on a schedule entitled “Employers Participating in TCFI Benefits” maintained by The Cheesecake Factory Incorporated’s Chief Financial Officer (the “Schedule”). However, for Change in Control purposes, only corporations shall be taken into account, and the more than 50% standard shall only be deemed satisfied if The Cheesecake Factory Incorporated directly or indirectly owns more than 50% of both the total fair market value and voting power of that corporation, as determined pursuant to Code Section 409A regulations.”

II.    A current version of the Schedule is attached to this First Amendment as Exhibit 1. Exhibit 1 shall be deemed to be automatically amended to reflect any updates made by The Cheesecake Factory Incorporated’s Chief Financial Officer to the Schedule from time to time.

Except as herein modified, all other terms and conditions of the Plan shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

IN WITNESS WHEREOF, the Company has caused this First Amendment to be effective as of the date stated above.

The Cheesecake Factory Incorporated, a Delaware Corporation

By:	/s/ David Overton
David Overton

Its:
Chief Executive Officer

Exhibit 1

Schedule of Employers Participating in TCFI Benefits

The list of employers has been omitted as not material and competitively harmful to The Cheesecake Factory Incorporated if disclosed. The list of employers will be provided as supplemental material to the Commission staff upon request.